The Royce Fund - Consultant Class Shares

Supplement to the Prospectus dated May 1, 2005

        Generally, Consultant Class shares purchased through an Automatic Investment, Automatic Withdrawal and Automatic Exchange Plans, are exempt from the Fund's "Early Redemption Fee". However, this exemption may not be available to investors who hold Consultant Class shares through certain broker-dealers and other financial intermediaries.

February 24, 2006